Exhibit 99.11

HOUSTON METRO ORTHO AND
SPINE SURGERY CENTER LLC

FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED)

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
BALANCE SHEET
SEPTEMBER 30, 2017
(UNAUDITED)

ASSETS

CURRENT ASSETS:
Cash and Cash Equivalents                             $    292,306
Accounts Receivable                                 2,118,778
Due From Affiliates                                677,468
Prepaid Expenses and Other Current Assets                                 9,305

Total Current Assets                                        3,097,857

PROPERTY AND EQUIPMENT, NET                                2,152,940

OTHER ASSETS:
Deposits and Other Assets                                37,522

TOTAL ASSETS                            $    5,288,319

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES:
Accounts Payable                             $    26,738
Accrued Expenses                                491,183
Current Maturities of Deferred Lease Incentive Revenue                        52,972

Total Current Liabilities                                            570,893

LONG-TERM LIABILITIES:
Deferred Lease Incentive Revenue, Net of Current Maturities                        172,164

TOTAL LIABILITIES                                743,057

COMMITMENTS AND CONTINGENCIES

MEMBERS’ EQUITY                                4,545,262

TOTAL LIABILITIES AND MEMBERS’ EQUITY                            $    5,288,319

The accompanying notes are an integral part of these financial statements

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED)

REVENUES, NET:
Net Patient Revenue                             $    41,657
Net Management Fee Revenue                                 8,154,421

Total Revenues, Net                                        8,196,078

OPERATING EXPENSES:
Insurance                                 14,755
Salaries and Wages                                220,065
Professional Fees                                930,341
Professional Services                                46,710
Repairs and Maintenance                                136,600
Lease and Rent                                491,783
Equipment and Instruments                                31,241
Property Taxes                                47,963
Office Expense                                153,615
Depreciation                                 535,522

Total Operating Expenses                                     2,608,595

INCOME FROM OPERATIONS                                5,587,483

OTHER INCOME (EXPENSE):
Sublease Rental Income                                364,398
Other Income                                 56,662

Total Other Income                                        421,060

INCOME BEFORE PROVISION FOR STATE INCOME TAX                        6,008,543

PROVISION FOR STATE INCOME TAX BENEFIT                                23,483

NET INCOME                            $ 6,032,026

The accompanying notes are an integral part of these financial statements

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
STATEMENT OF CHANGES IN MEMBERS’ EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED)

BALANCE, DECEMBER 31, 2016                            $    5,558,237

Net Income                                6,032,026

Distributions                                 (7,045,001)

BALANCE, SEPTEMBER 30, 2017                            $    4,545,262

The accompanying notes are an integral part of these financial statements

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED)

CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                             $    6,032,026
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Depreciation                                 535,522
Deferred Lease Incentive Revenue                                 (39,726)
Change in Operating Assets and Liabilities:
Accounts Receivable                                 1,454,278
Due From Affiliates                                 (708,384)
Prepaid Expenses and Other Current Assets                                 75,156
Accounts Payable                                 (155,446)
Accrued Expenses                                 174,898

Net Cash Provided by Operating Activities                                7,368,324

CASH FLOW FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment                                (75,578)

CASH FLOW FROM FINANCING ACTIVITIES:
Principal Payments on Note Payable                                (85,857)
Distributions to Members                                (7,045,001)

Net Cash Used in Financing Activities                                (7,130,858)

NET CHANGE IN CASH AND CASH EQUIVALENTS                            161,888

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        130,418

CASH AND CASH EQUIVALENTS, END OF PERIOD                        $    292,306

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash Paid for State Income Tax                            $    44,736

The accompanying notes are an integral part of these financial statements

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1 – ORGANIZATION

Houston Metro Ortho and Spine Surgery Center LLC (the “Company”) was formed on April 21, 2011 and amended May 22, 2011 in the State of Texas as a limited liability company. Under the terms of the Hospital Department Management Agreement dated May 1, 2015 (the “Management Agreement”), the Company provides management services to a surgical facility in Houston, Texas.

The Company has an indefinite life unless terminated at an earlier date as provided for in the Company Agreement.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes to the financial statements are the representation of the Company’s management, who is responsible for their integrity and objectivity.

Cash and Cash Equivalents

The Company defines cash and cash equivalents as cash on hand, cash in banks, and all highly liquid investments that are readily convertible to cash with original maturities of three months or less.

Accounts Receivable

Accounts receivables represent amounts owed to the Company that are expected to be collected within twelve months. Management evaluates receivables on an ongoing basis by analyzing current economic conditions, customer relationships, and previous payment histories. An allowance for doubtful accounts is established for specific accounts the Company considers uncollectible. At September 30, 2017, management determined no allowance was necessary as it considered all accounts receivable collectible.

Revenues

Revenues are based on the Management Agreement when they perform managerial services for the surgical facility. Revenues are reported at estimated net realizable value for services rendered. For the nine months ended September 30, 2017, there was no adjustment deemed necessary for bad debt expense.

Property and Equipment

Property and equipment are stated at cost. Expenditures for additions, major renewals and betterments are capitalized, and expenditures for maintenance and repairs are charged against income as incurred. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed for the accounts, and any resulting gain or loss is reflected in income.

The Company provides for depreciation or property and equipment using the straight-line method over the lesser of the lease term of improved leasehold property, or the estimated useful lives of the respective assets.

Deferred Lease Incentive Revenue

Deferred lease incentive revenue represents tenant improvement allowances received as consideration in connection with operating leases disclosed further in Note 5. The liability is amortized on a straight-line basis over the life of the lease and recorded as a reduction to rent expense in the accompanying statement of income.

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Income Tax

The Company is a limited liability company and, as such, is not subject to income tax. Taxable income or loss of the Company is included in the respective Members’ tax returns.

The Company is subject to Texas franchise tax, commonly referred to as the Texas margin tax, for the nine months ended September 30, 2017. Accordingly, a provision and liability for state income tax has been included in accrued expenses on the accompanying financial statements.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties. Accordingly, only those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities are recognized. As applied to the Company, any tax uncertainties would principally relate to state income taxes, or uncertainties in its U.S. Federal income tax return that is used to determine state income tax liability. The Company’s management has reviewed the Company’s tax positions and determined there were no significant outstanding or retroactive tax positions exist with less than a 50% likelihood of being sustained upon examination by the taxing authorities.

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements. The Company’s evaluation was performed for the tax periods ended December 31, 2014 through September 30, 2017 for U.S. Federal and applicable states, the tax years that principally remain subject to examination by major tax jurisdictions as of September 30, 2017.

Fair Value Considerations

The Company uses fair value to measure financial and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value hierarchy established and prioritized fair value measurements into three levels based on the nature of the inputs. The hierarchy gives the highest priority to inputs based on market data from independent sources (observable inputs- Level 1) and the lowest priority to a reporting entity's internal assumptions based upon the best information available when external market data is limited or unavailable (unobservable inputs- Level 3).

The Company's financial instruments (primarily cash and cash equivalents, receivables, payables, and debt) are carried in the accompanying balance sheets at amounts which reasonably approximate fair value.

Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that have the most impact on the financial position and results of operations primarily relate to the collectability of and contractual adjustments to accounts receivable, the useful lives of property and equipment and certain accrued liabilities. Management believes these estimates and assumptions provide a reasonable basis for the fair presentation of the financial statements.

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 3 – COMPANY AGREEMENT

The following are some of the significant terms of the Company Agreement:

Membership Interests

As specified in the Company Agreement, the Company has two classes of membership (Class A and Class B) and there is no limit on the number of authorized shares to be issued for each class of membership. The Company was initially capitalized by contributions aggregating $865,000 for 80.5 Class A units and $200,000 for 19.5 Class B units. Class B Members have special voting rights as specified in the Company Agreement.

Restrictions on Membership Interests

As defined in the agreement, no Class A Member, including spouse or ex-spouse, shall transfer any right, title or interest in their respective units without the approval of the Board of Directors.

As defined in the agreement, the Class B Member may transfer any or all interest in Class B units to any person subject to the right of first refusal granted to the Class A Members. Accordingly, the Class A Members shall have the right, but not the obligation, to purchase the Class B Member units for a period of 10 days for an agreed upon price as defined in the Company Agreement. Additionally, the Class A Members shall have the right and option, but not the obligation, to sell the Class A Members’ units in connection with the transfer of Class B Member units to said purchaser. The Class A Members must notify the Class B Member at least 30 days prior to said transfer.

If, at any time, the Class B Member desires to affect a Company sale to any person that is not an affiliate of the Class B Member, then the Class B Member shall have the option to require the Class A Members to transfer some or all of the units held by Class A Members to the respective purchaser at an agreed upon price as defined in the Company Agreement.

In the occurrence of a Terminating Event, as defined in the Company Agreement, the Company has a three-year period from the date of termination to purchase the Terminating Member’s units for an agreed upon price as defined in the Company Agreement.

Management and Liability of Members

The Operating Manager of the Company, except as otherwise expressly stated or provided in the Company Agreement, shall have full power and authority to take all action in connection with the Company’s affairs and to exercise exclusive management, supervision and control of the Company’s properties and business and shall have full power to do all things necessary or incident thereto, without the necessity of any further approval of a Member.

The Members of the Company shall not be personally liable for all or any part of the debts or other obligations of the Company, except for certain personal guaranties obtained in connection with said debts or other obligations.

Profits and Losses

The Company’s profits and losses shall be allocated to the Members in accordance with their outstanding units of membership interests (“sharing ratios”).

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 3 – COMPANY AGREEMENT – CONTINUED

Distributions

The Operating Manager determines the cash available for distributions and distributions shall be issued at the Operating Manager’s discretion, but not less than once each year. Distributions made to the Members shall be allocated in accordance with their respective sharing ratios.

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following at September 30, 2017:

Life
(Years)

Computers and Software                            3 to 5        $    164,329
Furniture and Equipment                        7                    124,023
Leasehold Improvements                        Up to 10                    2,756,477
Medical Equipment                        5                 2,537,689
5,582,518
Less Accumulated Depreciation                                        (3,429,578)

$ 2,152,940

For the nine months ended September 30, 2017, depreciation expense totaled $535,522.

NOTE 5 – OPERATING LEASES

The Company leases office space under a noncancellable lease, the terms of which require escalating annual rent payments with an annual adjustment, if necessary, to reflect increases in building operating expenses. Per the terms of the Management Agreement (see Note 1), the office space is sub-leased to its sole customer. Accordingly, all future commitments are reduced by future sub-rental revenues which approximate $358,000 per year through 2021. Rent expense for office equipment, including month to month rentals, totaled $491,783 for the nine months ended September 30, 2017. Sublease rental income for the nine months ended September 30, 2017 totaled $364,398.

NOTE 6 – RELATED PARTY TRANSACTIONS

At various times during the ordinary course of business, the Company and its affiliates will pay expenses on behalf of one another. These transactions resulted in a net receivable of $677,468 at September 30, 2017 which is included in due from affiliates on the accompanying balance sheet.

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 7 – CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of cash and cash equivalents and accounts receivable. At various times during the year, the Company may have bank deposits in excess of Federal Deposit Insurance Corporation insurance limits. Management believes any credit risk is low due to the overall financial strength of the financial institution.

As of and for the nine months ended September 30, 2017, one customer accounted for 100% revenues and accounts receivable.

As of and for the nine months ended September 30, 2017, there are no material vendor concentrations.

NOTE 8 – LITIGATION

At times, the Company is a defendant in various legal proceedings arising in the ordinary course of business. While management believes the outcome of pending litigation and claims will not have a material adverse effect on the Company’s financial condition, operations, or cash flows, litigation is subject to inherent uncertainties.

NOTE 9 – SUBSEQUENT EVENT

The Company has evaluated subsequent events through the date the financial statements were available for issuance on January 22, 2018. There were no matters materially affecting the Company’s financial statements or related notes to the financial statements except for the following matter.

In November 2017, the Class B Member sold its membership interest in the Company to Nobilis Health Corp.